UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 18, 2011
Dr Pepper Snapple Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33829	98-0517725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5301 Legacy Drive, Plano, Texas 75024
(Address of principal executive offices, including zip code)
(972) 673-7000
(Registrant’s telephone number including area code)
Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-14(c))

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics
     On May 18, 2011, the Board of Directors of Dr Pepper Snapple Group Inc., (the “Company”) approved a revised Code of Business Conduct and Ethics (the “Revised Code”). The revisions include the addition of a section prohibiting fraud to amplify certain existing provisions of the current Code of Business Conduct and Ethics and incorporate the Company’s separate policy on fraud into the Revised Code. In addition, certain administrative and non-substantive revisions were made to the Revised Code. The Revised Code is located on the Company’s website at www.drpeppersnapplegroup.com under the Investor Center and Corporate Governance caption.
Item 5.07 Submission of Matters to a Vote of Security Holders
     On May 19, 2011, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”) at the Dallas/Plano Marriott at Legacy Town Center, 7120 Dallas Parkway, Plano, Texas 75024. The matters voted upon at the Annual Meeting and the results are set forth below:
Proposal 1: Election of Directors
     At the Annual Meeting, stockholders approved the election of the Class III directors — Joyce M. Roché, Wayne R. Sanders, Jack L. Stahl and Larry D. Young — to hold office for a three-year term and until their respective successors shall have been duly elected and qualified.

	For	Against	Abstentions	Broker Non-Votes
Joyce M. Roché	180,383,531	830,494	34,457	8,958,212

Wayne R. Sanders	179,372,083	1,840,828	35,571	8,958,212

Jack L. Stahl	164,143,641	17,069,659	35,182	8,958,212

Larry D. Young	179,359,661	1,853,671	35,150	8,958,212
Proposal 2: Ratification of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2011
     At the Annual Meeting, stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2011.

For	Against	Abstentions

189,885,741	284,708	36,245
Proposal 3: An advisory vote on the compensation of our named executive officers (the “say-on-pay vote”)
     At the Annual Meeting, stockholders approved the compensation of the Company’s named executive officers.

For	Against	Abstentions	Broker Non-Votes

118,522,350	57,985,223	4,740,909	8,958,212
Proposal 4: An advisory vote on whether the say-on-pay vote should be held every one, two or three years
The advisory vote on the frequency of future say-on-pay votes resulted in “1Year” receiving the largest number of stockholder votes as indicated by the voting totals below. Based on these results, the Board of Directors of the Company has determined that the Company will hold a say-on-pay vote every year.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes

163,293,105	115,919	14,477,889	3,361,569	8,958,212

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 20, 2011	DR PEPPER SNAPPLE GROUP, INC.
	By:	/s/ James L. Baldwin
		Name:	James L. Baldwin
		Title:	Executive Vice President & Secretary